Income Taxes	12 Months Ended
Dec. 31, 2020
Income Taxes [Abstract]
Income Taxes
Note 14. Income Taxes

Income tax expense (benefit) for the years ended December 31 consists of the following components:

	2020			2019			2018
	Current	Deferred	Total	Current	Deferred	Total	Current	Deferred	Total
Federal	$5,285	$3,642	$8,927	$5,281	$(2,626)	$2,655	$2,326	$3,175	$5,501
State and Local	1,930	1,100	3,030	982	(774)	208	1,394	(590)	804
Total	$7,215	$4,742	$11,957	$6,263	$(3,400)	$2,863	$3,720	$2,585	$6,305

Deferred tax assets and liabilities consists of:

	December 31, 2020		December 31, 2019
	Assets	Liabilities	Assets	Liabilities
Inventory	$2,567	$-	$6,221	$-
Property, plant, and equipment	-	3,107	-	2,076
Goodwill and other intangible assets	-	8,144	-	7,672
Accrued pension and post-retirement costs	-	-	-	943
State NOL carryforward	2,236	-	3,225	-
Unrealized loss on investments	876	-	580	-
Leases	4,920	4,557	3,393	3,099
Original issue discount	3,800	-	4,806	-
Other	6,611	2,356	4,407	555
Gross deferred income taxes	21,010	18,164	22,632	14,345
Valuation allowance	(2,236)	-	(3,225)	-
Net deferred income taxes	$18,774	$18,164	$19,407	$14,345

At December 31, 2020, the Company had state NOL carryforwards for income tax purposes of approximately $52.9 million, which expire between 2025 and 2040, $21.2 million of which has an indefinite carryforward period. The Company has determined that, at December 31, 2020 and 2020, its ability to realize future benefits of its state NOL carryforwards does not meet the “more likely than not” criteria in ASC 740, Income Taxes. Therefore, a valuation allowance of $2.2 million and $3.2 million has been recorded at December 2020 and 2019, respectively.

ASC 740-10-25 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The Company has determined that they did not have any uncertain tax positions requiring recognition as a result of the provisions of ASC 740-10-25. The Company’s policy is to recognize interest and penalties accrued on uncertain tax positions as part of interest expense. For the years ended December 31, 2020, 2019, and 2018, no estimated interest or penalties were recognized for the uncertainty of tax positions taken. The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. In general, the Company is no longer subject to U.S. federal and state tax examinations for years prior to 2017.

Reconciliation of the federal statutory rate and the effective income tax rate for the years ended December 31 is as follows:

	2020	2019	2018
Federal statutory rate	21.0%	21.0%	21.0%
State taxes	2.9%	0.7%	3.3%
Permanent differences	-1.6%	-5.6%	-2.9%
Other	4.7%	-3.1%	-0.8%
Valuation allowance	-3.2%	2.0%	-0.7%
Effective income tax rate	23.8%	15.0%	19.9%

The permanent differences for the year ended December 31, 2020, 2019, and 2018 are primarily related to income tax benefits of $3.3 million ($0.7 million tax effected), $4.6 million ($1.0 million tax effected), and $5.4 million ($1.1 million tax effected), respectively, as a result of stock option exercises.